UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): February 26, 2014

POWELL INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12488	88-0106100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8550 Mosley Drive Houston, Texas	77075-1180
(Address of Principal Executive Offices)	(Zip Code)

(713) 944-6900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Action (17CFR240.14D-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Powell Industries, Inc. (the “Company”) held on February 26, 2014 (the “Annual Meeting”), the Company’s stockholders approved the Company’s 2014 Equity Incentive Plan (the “2014 Plan”). A description of the 2014 Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 8, 2014 (the “2014 Proxy Statement”) under the heading “Proposal No. 2-Approval of the 2014 Equity Incentive Plan,” which such description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the 2014 Plan set forth in Appendix A to the 2014 Proxy Statement which is also incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders: (i) re-elected Eugene L. Butler, Christopher E. Cragg and Bonnie V. Hancock as directors of the Company with terms ending in 2017; (ii) approved the 2014 Plan; (iii) approved the Powell Industries, Inc. 2014 Non-Employee Director Equity Incentive Plan (the “Director Plan”), a description of which is set forth in the 2014 Proxy Statement under the heading “Proposal No. 3-Approval of the 2014 Non-Employee Director Equity Incentive Plan,” which such description is incorporated herein by reference and qualified in its entirety by the full text of the Director Plan set forth in Appendix B to the 2014 Proxy Statement which is also incorporated by reference herein; and (iv) approved, on an advisory basis, the Company’s “say-on-pay” proposal relating to the compensation paid to the Company’s executives and the related compensation discussion and analysis contained in the 2014 Proxy Statement. The other directors continuing in office are Joseph L. Becherer, Michael A. Lucas, Thomas W. Powell, Scott E. Rozzell, Robert C. Tranchon and John D. White.

The following describes the results of the voting at the Annual Meeting:

Proposal No. 1: Election of directors

Nominee	Votes Cast For	Votes Cast Against	Votes Withheld	Abstentions	Non-Votes
Eugene L. Butler	9,609,329	—	1,260,103	—	—
Christopher E. Cragg	10,566,843	—	302,589	—	—
Bonnie V. Hancock	10,549,602	—	319,830	—	—

Proposal No. 2: Approval of 2014 Equity Incentive Plan

FOR	10,534,176	AGAINST	331,987	ABSTAIN	3,267

Proposal No. 3: Approval of 2014 Non-Employee Director Equity Incentive Plan

FOR	10,581,215	AGAINST	220,072	ABSTAIN	68,145

Proposal No. 4: “Say-on-Pay” advisory vote

FOR	10,794,367	AGAINST	49,992	ABSTAIN	25,071

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWELL INDUSTRIES, INC.

Date: March 3, 2014
	By:	/s/ Don R. Madison
Don R. Madison
Executive Vice President
Chief Financial and Administrative Officer (Principal Financial Officer)

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